EXHIBIT 10.14

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made as of August 1, 2006 by and between TACTICAL SOLUTION PARTNERS, INC., a Delaware corporation (“Borrower”), and AMERICAN BANK (“Lender”).

Recitals

Borrower has requested Lender to make a loan to Borrower, and Lender has agreed to do so in accordance with the terms of this Agreement.

Agreements

NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1.

DEFINITIONS AND GENERAL RULES OF CONSTRUCTION

1.1.

Definitions. In this Agreement, all defined terms are capitalized and have the meaning given on Exhibit A attached hereto and made a part hereof.

1.2.

Accounting Terms. All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally accepted accounting principles, consistently applied.

1.3.

UCC Terms. All terms used in this Agreement that are defined in the Maryland Uniform Commercial Code shall have the meanings ascribed to them therein, unless specifically defined otherwise in this Agreement.

1.4.

Tense; Gender; Section Headings. In this Agreement, the singular includes the plural and vice versa. Each reference to any gender also applies to any other gender. The Section headings are for convenience only and are not part of this Agreement.

2.

TERMS OF LOAN

2.1.

Agreement to Lend. Subject to and in accordance with the terms, conditions and provisions of this Agreement, Lender agrees to advance to Borrower from time to time, as proceeds of the Loan, such principal amounts as are requested by Borrower, provided that the outstanding principal balance of the Loan shall never exceed the lesser of (a) $1,500,000 or (b) the Maximum Advance Amount. “Maximum Advance Amount” means 80% of Eligible Receivables until the Trigger Date and 75% of Eligible Receivables thereafter. “Trigger Date” means the date on which Lender determines, in its sole discretion, that Borrower’s financial performance for the preceding 6 month period is acceptable to Lender, as evidenced by written notice from Lender to Borrower. “Eligible Receivables” means a Receivable of Borrower that conforms and continues to conform to the following criteria to the satisfaction of Lender in its reasonable discretion:

(a)

the Receivable arises from a bona fide outright sale or lease by Borrower of goods or from services performed by Borrower in the ordinary course of Borrower’s business and the delivery or performance has been completed and unconditionally accepted by the account debtor;

(b)

Borrower has possession of, or has delivered to Lender, receipts or other satisfactory documentation evidencing delivery and acceptance;

(c)

the Receivable is based upon an enforceable order or contract, written or oral, for goods delivered or for services performed and the same were shipped, held, or performed in accordance with such order or contract;

(d)

the Receivable is not subject to any Lien except in favor of Lender, and Borrower has the full and unqualified power to assign and grant a security interest in the Receivable to Lender as security and collateral for the payment of the Liabilities;

(e)

Lender in its sole discretion has not deemed the Receivable ineligible because of uncertainty as to the creditworthiness of the account debtor or because Lender otherwise considers the collateral value thereof to be impaired or Lender’s ability to realize such value therefrom to be insecure;

(f)

the amount shown on the books of Borrower and on any invoice, certificate, schedule or statement delivered to Lender is owing to Borrower and no partial payment has been received unless reflected in such submission;

(g)

the Receivable is not subject to any claim of reduction, counterclaim, setoff, recoupment, or other defense in law or in equity, or any claim for credits, allowances, or adjustments by the account debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason;

(h)

the Receivable does not arise from any transaction with any Subsidiary or affiliated entity or Person of Borrower or any employee of Borrower;

(i)

the Receivable is not payable from any account debtor located outside of the United States unless the transaction giving rise to the Receivable is supported by a letter of credit, acceptance or other credit enhancement acceptable to Lender;

(j)

the Receivable does not arise from any sale on approval or consignment, and is not otherwise subject to any repurchase or return agreement;

(k)

if the account debtor is the United States, or any instrumentality thereof, Borrower has assigned its rights to receive payment to Lender in compliance with the Federal Assignment of Claims Act of 1940, as amended, and any applicable regulations;

(l)

the Receivable is not owing by any account debtor for which Lender has deemed 50% or more of such account debtor’s other Receivables (or any portion thereof) due to Borrower to be non-Eligible Receivables;

(m)

the Receivable does not arise out of a contract with, or order from, an account debtor that, by its terms, forbids or makes void or unenforceable the assignment by Borrower to Lender of such Receivable;

(n)

the account debtor has not returned or refused to retain, or otherwise notified Borrower of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale or lease of which the Receivable arose;

(o)

no more than 90 days have elapsed from the invoice date and no more than 60 days have elapsed from the due date of invoice;

(p)

the Receivable is not payable by an account debtor with respect to which 50% or more of the dollar amount of that account debtor’s Receivables to Borrower are more than 90 days due from the date of invoice or more than 60 days due from the due date of invoice;

(q)

the Receivable is not evidenced by chattel paper or instruments unless Lender has agreed in writing that it may be deemed eligible and all originals of such chattel paper or instruments have been endorsed and delivered to Lender;

(r)

the Receivable is not subject to any offset and is not payable by any account debtor who is owed any sum by Borrower; and

(s)

the Receivable complies with any additional criteria set forth from time to time by Lender.

“Receivable” means any right to the payment of money, including but not limited to any right arising from or evidenced by an account, an instrument, a general intangible or chattel paper.

2.2.

Advance Procedure. Each advance shall be made by Lender to Borrower within 2 business days after Lender’s receipt of a request from Borrower setting forth the amount of the advance and the business day on which Borrower desires the advance. Each request for an advance of Loan proceeds shall be in writing and shall be accompanied by a borrowing base certificate, a receivables report and aging, and such other supporting documents and materials as Lender may require, all of which shall be in form and substance acceptable to Lender. Each advance shall be accomplished by crediting the principal amount to a banking account of Borrower with Lender. In connection with advances of Loan proceeds, Borrower irrevocably authorizes Lender to accept, rely upon, act upon, and comply with any oral or written instructions, requests, confirmations, and orders of any employee or representative of Borrower. Borrower acknowledges that the transmission between Borrower and Lender of any such instructions, requests, confirmations, and orders involves the possibility of errors, omissions, mistakes, and discrepancies and agree to adopt such internal measures and operational procedures to protect Borrower’s interests. Borrower assumes all risk of loss and responsibility for, release and discharge Lender from any and all responsibility or liability for, and agree to indemnify Lender for and hold Lender harmless from, any and all claims, actions, damages, losses, liability, and expenses by reason of, arising out of or in any way connected with or related to (a) Lender’s accepting, relying and acting upon, complying with, or observing any such instructions, requests, confirmations, or orders, and (b) any such errors, omissions, mistakes, and discrepancies.

2.3.

Purpose. The proceeds of the Loan shall be used to finance Borrower’s working capital needs.

2.4.

Terms of Repayment. The Loan shall be evidenced by and repaid with interest in accordance with the terms of the Note, which are incorporated herein by reference.

2.5.

Commitment Fee. Borrower shall pay to Lender on or before the date of closing a non refundable and unconditional commitment fee of $15,000, which shall be the absolute property of Lender upon payment. The commitment fee shall not be considered to be a payment of any of Lender’s costs and expenses incurred in connection with the Loan, and shall be paid independent of the amount of proceeds of the Loan ultimately advanced to Borrower, even if that amount is less than the stated principal amount of the Loan.

2.6.

Loan Account. Lender shall establish and maintain one or more accounts on the books of Lender evidencing the Liabilities, to which account or accounts: (a) each advance made by Lender shall be debited as of the date made; (b) each payment made by Borrower shall be credited as of the date payment is received by Lender; (c) all interest that accrues on the Loan shall be debited as it accrues; (d) all Expense Payments shall be debited as of the date paid by Lender; (e) all Liquidation Costs shall be debited as of the date incurred by Lender; and (f) all other fees, charges, interest, and expenses chargeable by Lender to Borrower under this Agreement of any other Loan Document shall be debited as of the date such charges, interest, and expenses are incurred. All credit entries to such accounts are conditional and shall be readjusted as of the date made if final payment is not received by Lender. The entries made by Lender to such accounts shall constitute prima facie evidence of the existence and amounts of the Liabilities.

3.

SECURITY

3.1.

Grant of Security Interest. To secure the payment of the Liabilities and the payment and performance of all of Borrower’s other obligations under the Loan Documents, Borrower hereby grants to Lender a security interest in the Collateral.

3.2.

Future Advances. The security interest granted by this Agreement secures future advances.

3.3.

Perfection of Security Interest. Borrower authorizes Lender to file financing statements, financing statement addenda, continuation statements and financing statement amendments in such form and in such filing offices as Beneficiary may require to perfect or to preserve, maintain or continue the perfection of the security interest in the Collateral and its priority. Borrower further agrees to execute and deliver to Lender, or to cooperate with Lender in obtaining from any third party, upon Lender’s request, any control agreement, acknowledgment of bailment, or other document Lender may request in order to perfect or to preserve, maintain, or continue the perfection of Lender’s security interest in the Collateral and its priority. Borrower shall pay the costs of filing any financing statement, financing statement addendum, continuation statement or termination statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such document. A carbon, photographic, or other reproduction of this Agreement is sufficient as a financing statement. Borrower shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of Lender.

3.4.

Requests of Other Secured Parties; Power of Attorney. Borrower authorizes Lender to request other secured parties of Borrower to provide such accountings, confirmations of collateral and confirmations of statements of account concerning Borrower as Lender may require. Borrower hereby appoints Lender or any officer of Lender as Borrower’s attorney in fact for purposes of endorsing Borrower’s name on any such requests to be delivered to other secured parties of Borrower, which power of attorney is coupled with an interest and irrevocable.

4.

REPRESENTATIONS AND WARRANTIES

4.1.

Representations and Warranties. Borrower, and each Person acting on behalf of Borrower in executing this Agreement, represents and warrants to Lender as follows:

a.

Organization and Authority. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified to transact business a foreign corporation and is in good standing under the laws of the State of Maryland. Borrower has the power and authority to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement and the other Loan Documents executed and delivered by it.

b.

Title to Collateral. Borrower is the owner of the Collateral and has good and marketable title to the Collateral free and clear of all liens, security interests, and other encumbrances except for those in favor of Lender and those previously disclosed in writing to Lender.

c.

Licenses and Permits. Borrower has all licenses, permits and authorizations, in good standing and without undue restrictions, necessary for it to conduct lawfully its business and affairs.

d.

Binding Agreement. This Agreement, the Note and the other Loan Documents constitute the valid and legally binding obligations of Borrower and all Obligors, as the case may be, enforceable in accordance with their respective terms.

e.

Financial Statements. The financial statements of Borrower delivered to Lender prior to the date of this Agreement are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Borrower as of the respective dates thereof. No material adverse change has occurred in the financial condition of Borrower since the date of the most recent such financial statement.

f.

Information. All information contained in any financial statement, application, schedule, report, certificate, opinion, or any other document given by Borrower or by any other Person in connection with the Loan or with any of the Loan Documents is in all respects true and accurate, and

Borrower or such other Person has not omitted to state any material fact or any fact necessary to make such information not misleading.

g.

Assets and Properties. Borrower has good and marketable title to all of its assets and properties, and there is no Lien outstanding against any of Borrower’s assets or properties other than those Liens permitted by this Agreement and disclosed to Lender in writing.

h.

No Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened against Borrower at law or in equity or before or by any governmental authority. Borrower is not in default with respect to any order, writ, injunction, decree, or demand of any court or any governmental authority.

i.

No Breach of Other Agreements. The consummation of the transactions contemplated by this Agreement and the performance of this Agreement and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, or any other instrument to which Borrower is a party or by which Borrower may be bound or affected.

j.

Taxes. All Taxes have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof.

k.

ERISA. Any Plan established and maintained by Borrower or any Commonly Controlled Entity is a qualifying plan under the applicable requirements of ERISA, and there is no current matter which would adversely affect the qualified tax exempt status of any Plan. Neither Borrower nor any Commonly Controlled Entity has engaged in or is engaging in any Prohibited Transaction or has incurred any Accumulated Funding Deficiency in connection with any such Plan, whether or not waived, and no Reportable Event has occurred with respect to any Plan subject to the minimum funding requirements of Section 412 of the Code. No Multiemployer Plan has “terminated,” as that term is defined in ERISA, and neither Borrower nor any Commonly Controlled Entity has “withdrawn” or “partially withdrawn” from any Multiemployer Plan. No Multiemployer Plan is in “reorganization,” as that term is defined in ERISA, nor has notice been received from the administrator of any Multiemployer Plan that any such Plan will be placed in “reorganization.”

l.

Margin Stock. Borrower is not in the business of purchasing or selling margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended). No portion of the proceeds of the Loan will be used to acquire or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended).

m.

No Violation of Laws. Neither the consummation of the Loan nor the use, directly or indirectly, of all or any portion of the proceeds of the Loan in accordance with this Agreement will violate or result in a violation of any provision of any applicable federal, state or local law, statute, rule or regulation, or any order of any court or other governmental authority having jurisdiction, or any authorized official, board, department, instrumentality, or agency thereof.

n.

Environmental Compliance. To the best of Borrower’s knowledge after due inquiry, Borrower, the Collateral and all of Borrower’s properties are in compliance with all environmental laws, regulations and restrictions.

o.

Name; Location of Places of Business; Other Information Relevant to Perfection. Borrower’s correct legal name is as specified on the signature lines of this Agreement, and each legal or trade name of Borrower for the previous 5 years (if different from Borrower’s current legal name) is as specified on Exhibit B of this Agreement. Borrower’s state of formation, federal tax identification number and organizational identification number (if any), and the address of Borrower’s chief executive office and the address of each other place of business of Borrower are as specified on Exhibit B of this Agreement. Except for mobile equipment and motor vehicles, the Collateral and all books and records pertaining to the Collateral are located at Borrower’s chief executive office specified on Exhibit B or at any other place of business which may be specified on Exhibit B.

p.

Subsidiaries. As of the date of this Agreement, Borrower has no Subsidiaries.

q.

USA Patriot Act. Neither Borrower, nor any Obligor, nor any affiliate of Borrower or any Obligor is identified in any Blocked Persons List.

4.2.

Continuing Nature of Representations and Warranties. Borrower hereby represents, warrants, covenants and agrees that the representations and warranties made by Borrower in Section 4.1 shall remain true and accurate in all respects throughout the term of the Loan.

5.

AFFIRMATIVE COVENANTS

Until payment in full of all of the Liabilities:

5.1.

Payment and Performance. Borrower shall pay the Liabilities as and when due and payable and shall perform, comply with, and observe all of the terms and conditions of the Loan Documents.

5.2.

Costs of Transaction. Except as otherwise expressly provided in the commitment letter from Lender to Borrower dated July 17, 2006 and issued in connection with the Loan, Borrower shall pay all costs and expenses incident to the making of the Loan and perfection of Lender’s security interests under the Loan Documents, including but not limited to reasonable attorneys’ fees, recordation costs and taxes incident to filing of financing statements and continuation statements in respect thereof, and any charges in connection with record searches regarding the Borrower or any Obligor.

5.3.

Use of Loan Proceeds. Borrower shall use the proceeds of the Loan only for the purposes described in Section 2.3 of this Agreement.

5.4.

Title to Collateral. Borrower shall defend its title to the Collateral against all Persons and, upon request of Lender, shall furnish such further assurances of title as may be required by Lender.

5.5.

Reporting Requirements. Borrower shall submit each of the following items to Lender:

a.

Annual Financial Statements. Borrower shall submit to Lender, as soon as available but in no event more than 90 days after the end of each fiscal year of Borrower, compiled consolidated and consolidating annual financial statements of Borrower prepared in accordance with generally accepted accounting principles, including a balance sheet, income statement, statement of shareholders’ equity, statement of changes in financial position, statement of contingent liabilities and cash flow analysis, fully certified by independent certified public accountants satisfactory to Lender.

b.

Tax Returns. Borrower shall submit to Lender, within 30 days after filing, copies of Borrower’s federal and state income tax returns.

c.

Monthly Financial Statements. Borrower shall submit to Lender, as soon as available but in no event more than 15 days after the end of each calendar month, monthly financial statements of Borrower in form and substance acceptable to Lender.

d.

Receivables and Payables Reports; Borrowing Base Certificates. Borrower shall submit to Lender (i) on the first business day of each week and with each request for an advance of Loan proceeds, a receivables report and aging, (ii) on the first business day of each month and at such other times as Lender may require, an accounts payable report and aging, and (iii) with request for an advance of Loan proceeds and at such other times as Lender may require, a borrowing base certificate, all of which shall be in form and substance acceptable to Lender.

e.

Reports to SEC and to Stockholders. Borrower shall submit to Lender, promptly upon the filing or making thereof, at least one copy of all financial statements, reports, notices, and proxy statements sent by it to its stockholders, and all regular and other reports filed by it with any securities exchange or with the Securities and Exchange Commission.

f.

Other Information. Borrower shall furnish to Lender, promptly from time to time, such other information concerning the operations, business, affairs, and financial condition of Borrower as Lender may reasonably request.

5.6.

Books, Records, and Inspections. Borrower: (a) at all times shall maintain, in accordance with generally accepted accounting principles, accurate and complete books and records pertaining to the operation, business, and financial condition of Borrower and pertaining to the Collateral and any contracts and collections relating to the Collateral; (b) at all reasonable times and without hindrance or delay, shall permit Lender or any Person designated by Lender to enter any place of business of Borrower or any other premises where any books, records, and other data concerning Borrower or the Collateral may be kept and to examine, audit, inspect, and make extracts from and photocopies of any such books, records, and other data; (c) shall furnish to Lender promptly upon request and in the form and content specified by Lender lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment, and other data concerning the Collateral as Lender may from time to time specify; and (d) shall mark its books and records in a manner satisfactory to Lender so that Lender’s rights in and to the Collateral will be shown.

5.7.

Notice of Litigation. Borrower shall notify Lender promptly of any litigation instituted or threatened against Borrower and of the entry of any judgment or Lien against any of Borrower’s assets or properties.

5.8.

Care of Collateral. Borrower shall maintain the Collateral in good condition and shall not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. Lender shall have no duty to preserve any of the Collateral or to collect or enforce any account, chattel paper or payment intangible or to preserve rights against other parties to the Collateral, and Borrower hereby releases Lender from all claims for loss or damage caused by Lender’s failure to do so.

5.9.

Preservation of Properties. Borrower at all times: (a) shall maintain its properties, whether owned or leased, in good operating condition, and from time to time shall make all repairs, renewals, replacements, additions, and improvements thereto needed to maintain such properties in good operating condition; (b) shall comply with the provisions of all leases to which Borrower is a party or under which Borrower occupies property so as to prevent any loss or forfeiture thereof or thereunder; and (c) shall comply with all laws, rules, regulations, and orders applicable to Borrower’s properties or any part thereof.

5.10.

Property Insurance.

a.

Special Form Policy. Borrower shall keep such of the Collateral as specified by Lender insured with a special form policy of property insurance in such amounts as may from time to time be required by Lender, without reduction for depreciation or co-insurance. Borrower shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Lender in all respects.

b.

Business Income Insurance. Borrower shall maintain business income insurance at all times in such amounts as are required by Lender.

c.

Claims and Proceeds. In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under the insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender’s expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Section shall require Lender to incur any expense or take any action. Borrower further authorizes Lender, at Lender’s option: (i) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of repair or replacement of the Collateral, upon such terms as Lender may determine in its sole discretion; or (ii) to apply the balance of such proceeds to the payment of the Liabilities, whether or not then due, in the same manner and order as the proceeds of sale or other disposition of the Collateral are to be applied pursuant to Section 7.2 of this Agreement.

d.

General Insurance Requirements. All insurance policies required pursuant to this Section shall: (i) be endorsed to name Lender as loss payee, with losses payable solely to Lender, without contribution, as its interests may appear; (ii) provide that they shall not be invalidated by a waiver of the right of subrogation by any insured, that the insurance carrier shall have no right of subrogation, and that the policies may not be canceled, terminated or changed without 30 calendar days prior written notice to Lender; and (iii) be fully paid for; (iv) be on forms and contain provisions and expiration dates which are approved by Lender; (v) be issued by insurance companies which (A) are licensed to do business in the state where the insured Collateral is located, (B) have a Best’s Key Rating of at least A-, (C) have a Best’s Key Rating Class of at least IX, and (D) otherwise are reasonably satisfactory to Lender in all respects. Borrower shall deliver all original policies to Lender together with the endorsements thereto required hereunder, or acceptable certificates evidencing the existence of such policies. Not less than 10 calendar days prior to the expiration dates of each policy required pursuant to this Section, Borrower shall deliver to Lender a renewal policy or policies, or an acceptable certificate evidencing the existence of such renewal policy or policies, accompanied by evidence satisfactory to Lender that the premium for such policy or policies has been paid for at least a 1 year period.

5.11.

Liability and Worker’s Compensation Insurance. Borrower shall maintain commercial general liability insurance (for both personal injuries and property damage) in such amounts as Lender requires from time to time. Each liability policy: (a) shall be endorsed to name Lender as additional insured; (b) shall provide that it may not be canceled or modified without 30 calendar days advance notice to Lender; (c) shall be fully paid for; (d) shall be on a form and contain provisions and expiration dates which are approved by Lender; (e) shall be issued by an insurance company which (i) is licensed to do business in the state in which Borrower is located, (ii) has a Best’s Key Rating of at least A-, (iii) has a Best’s Key Rating Class of as lease IX, and (iv) otherwise is reasonably satisfactory to Lender in all respects. Borrower shall deliver a certified copy of each liability policy to Lender together with endorsements thereto required hereunder, or an acceptable certificate evidencing the existence of each such policy. Borrower also shall maintain worker’s compensation insurance in such amounts as are required by applicable law. Not less than 10 calendar days prior to the expiration dates of each policy required pursuant to this Section, Borrower shall deliver to Lender a renewal policy or policies, or an acceptable certificate evidencing the existence of such renewal policy or policies, accompanied by evidence satisfactory to Secured Party that the premium for such policy or policies has been paid for at least a 1 year period.

5.12.

Taxes. Borrower shall pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof.

5.13.

Maintain Existence. Borrower at all times shall maintain in full force and effect its corporate existence, rights, privileges, and franchises and shall qualify and remain qualified in all jurisdictions where qualification is required.

5.14.

Payment of Indebtedness to Others. Borrower shall pay when and as due all indebtedness due to third Persons.

5.15.

Changes in Location. Borrower shall advise Lender immediately in writing of (a) any change in the location of Borrower’s chief executive office; (b) the opening of any new place of business; (c) any change in the location of the places where all or any part of the Collateral or the books and records concerning all or any part of the Collateral are kept; (d) any change in Borrower’s legal name, or the addition of or any change in any name under which Borrower conducts business; (e) any change in

Borrower’s state of formation; (f) any change in Borrower’s federal tax identification number; or (g) Borrower’s receipt of, or any change in, Borrower’s organizational identification number.

5.16.

Compliance with Laws. Borrower at all times shall comply with all applicable federal, state, and local laws, statutes, rules, and regulations, and orders of any court or other governmental authority having jurisdiction, and all authorized officials, boards, departments, instrumentalities and agencies thereof.

5.17.

Maintenance of Licenses and Permits. Borrower shall maintain in good standing and in full force and effect all licenses, permits and authorizations necessary for it to conduct lawfully its business and affairs.

5.18.

Environmental Matters. Borrower shall notify Lender immediately if Borrower becomes aware of: (a) the presence of any Hazardous Substance in, on or near any property owned or leased by Borrower; (b) the commencement or threat of any environmental investigation or clean-up proceeding by any Person in connection with any property owned or leased by Borrower; and (c) any citation, notification, complaint, or violation which Borrower receives from any Person which relates or pertains to the making, storing, handling, treating, disposing, generating, transporting or release of any Hazardous Substance. Borrower shall comply fully with and assist any environmental investigation or clean-up proceeding, and shall execute and complete promptly any remedial action necessary to ensure that no environmental liens or encumbrances are levied against or exist with respect to any property owned or leased by Borrower. Promptly upon the written request of Lender at any time Lender believes in good faith that there may be Hazardous Substances in or on any property owned or leased by Borrower in violation of applicable law, Borrower shall submit to Lender an environmental site assessment or report, in form and substance reasonably satisfactory to Lender, with respect to such property of Borrower as is specified by Lender. Borrower shall indemnify and hold harmless Lender from all loss, liability, damage, cost, and expense, including but not limited to reasonable legal fees, fines, or other penalties or payments, for failure of any property of Borrower on which Lender has a Lien to comply in all respects with all environmental laws and requirements. The indemnification provisions of the preceding sentence of this Section shall survive payoff, release, foreclosure, or other disposition of this Agreement, the Collateral or any other security for the Loan.

5.19.

Specific Assignments. Promptly upon request by Lender, Borrower shall execute and deliver to Lender written assignments, endorsements, or schedules, in form and content satisfactory to Lender, of specific accounts, chattel paper or payment intangibles or groups of accounts, chattel paper or payment intangibles, but the security interest granted to Lender by this Agreement shall not be limited in any way by such assignments. Such accounts, chattel paper and payment intangibles are to secure payment of the Liabilities and payment and performance of Borrower’s other obligations under the Loan Documents and are not sold to Lender whether or not any assignment thereof which is separate from this Agreement is in form absolute.

5.20.

Delivery of Chattel Paper. Promptly upon request by Lender, Borrower shall deliver and endorse to Lender all chattel paper and all other documents held by Borrower in connection therewith.

5.21.

Government Contracts. If any account, chattel paper or payment intangible arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof or any state or local governmental or quasi-governmental authority or any department, agency, or instrumentality thereof, Borrower immediately shall notify Lender thereof in writing and execute any instruments or take any steps required by Lender in order that all moneys due or to become due under such contract or contracts shall be assigned to Lender and notice thereof given under the Federal Assignment of Claims Act of 1940, as amended, or any other applicable federal or state statute or common law.

5.22.

Accounts, Inventory, Chattel Paper and Payment Intangibles. Borrower shall make no material change to the terms of any sale or lease of inventory or of any account, chattel paper or payment intangible without the prior written permission of Lender. Upon demand by Lender, Borrower shall make available in form acceptable to Lender shipping documents and delivery receipts evidencing the shipment of goods which gave rise to the sale or lease of inventory or of an account, chattel paper or payment intangible, completion certificates, or other proof of the satisfactory performance of services which gave rise to an account or chattel paper, copies of the invoices arising out of the sale or lease of inventory or for an account, and Borrower’s copy of any written contract or order from which the sale or lease of inventory, an account, chattel paper or a payment intangible arose. When requested, Borrower shall advise Lender regularly whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an account or chattel paper, and of any delay in delivery or performance, or claims made, in regard to any sale or lease of inventory, account, or chattel paper, and will comply with any instructions which Lender may give regarding the sale or other disposition of such returns.

5.23.

Collateral Account. If all or any part of the Collateral at any time consists of inventory, accounts, chattel paper or payment intangibles, Borrower, upon the request of Lender at any time and from time to time both prior to and after the occurrence of an Event of Default, shall deposit or cause to be deposited to a bank account designated by Lender and from which Lender alone has power of access and withdrawal (“Collateral Account”) all Items of Payment. Borrower shall deposit the Items of Payment for credit to the Collateral Account within 2 business days of the receipt thereof, and in precisely the form received, except for the endorsement of Borrower where necessary to permit the collection of the Items of Payment, which endorsement Borrower hereby agrees to make. Pending such deposit, Borrower shall not commingle any of the Items of Payment with any of its other funds or property, but shall hold them separate and apart. At least once a week, Lender shall apply the whole or any part of the collected funds credited to the Collateral Account against the Indebtedness or shall credit such collected funds to a banking account of Borrower with Lender, the order and method of such application or credit to be in the sole discretion of Lender.

5.24.

Lender’s Collection Rights. If all or any part of the Collateral at any time consists of inventory, accounts, chattel paper or payment intangibles, Lender may at any time and from time to time after the occurrence of an Event of Default or the occurrence of an event which, with the passage of time or the giving of notice or both would constitute an Event of Default, and Borrower hereby irrevocably appoints Lender as its attorney in fact (which appointment is coupled with an interest), with power of substitution, in the name of Lender or in the name of Borrower or otherwise, for the use and benefit of Lender, but at the cost and expense of Borrower and without notice to Borrower, to: (a) notify the account debtors obligated on any of the Collateral to make payments thereon directly to Lender, and to take control of the cash and non cash proceeds of any such Collateral; (b) charge to any banking account of Borrower with Lender any Item of Payment credited to the Collateral Account which is dishonored by the drawee or maker thereof; (c) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (d) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (e) remove from Borrower’s place of business all books, records, ledger sheets, correspondence, invoices, and documents relating to or evidencing any of the Collateral or, without cost or expense to Lender, make such use of Borrower’s places of business as may be reasonably necessary to administer, control, and collect the Collateral; (f) repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (g) demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (h) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (i) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (j) endorse the name of Borrower upon any Items of Payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; (k) receive and open all mail addressed to Borrower and, if an Event of Default exists, notify postal authorities to change the address for the delivery of mail to Borrower to such address as Lender may designate; and (l) exercise all other rights of Borrower against its account debtors.

5.25.

Further Assurances and Corrective Instruments. Borrower, upon request by Lender from time to time, shall execute and deliver, or cause to be executed and delivered, such supplements hereto and such further instruments as may be required by Lender for carrying out the intention of the parties to, or facilitating the performance of, this Agreement. If Borrower fails to execute any such document within 10 calendar days after a request by Lender, Borrower hereby appoints Lender or any officer of Lender as

Borrower’s attorney in fact for purposes of executing such document in Borrower’s name, which power of attorney is coupled with an interest and irrevocable.

5.26.

Estoppel Certificates. Borrower, within 10 calendar days after request by Lender from time to time, shall execute, acknowledge and deliver to Lender or any Person designated by Lender a statement in writing, certifying: (a) that this Agreement is unmodified and in full force and effect and the payments required by this Agreement to be paid by Borrower have been paid; (b) the then unpaid principal balance of the Note; and (c) whether to the knowledge of the signer of such certificate any party to any of the Loan Documents is in default in the performance of any covenant, agreement, or condition contained therein and, if so, specifying each such default of which the signer may have knowledge.

5.27.

Expense Payments. If Borrower shall fail to make any payment or otherwise fail to perform, observe, or comply with any of the conditions, covenants, terms, stipulations, or agreements contained in this Agreement, Lender without notice to or demand upon Borrower and without waiving or releasing any obligation or any Event of Default may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and may enter upon any premises of Borrower for that purpose and take all such action thereon as Lender may consider necessary or appropriate for such purpose. All sums so paid or advanced by Lender (“Expense Payments”), together with interest thereon from the date paid, advanced, or incurred until repaid in full at a per annum rate of interest equal at all times to the default rate of interest described in the Note, shall be paid by Borrower to Lender upon demand by Lender.

5.28.

USA Patriot Act. Borrower shall immediately notify Lender in writing if Borrower becomes aware that Borrower or any Obligor or any affiliate of Borrower or any Obligor is identified in any Blocked Persons List.

5.29.

Deposit Accounts. Borrower shall maintain with Lender its primary operating account.

5.30.

Monthly Fee. Borrower shall pay to Lender, on the day monthly interest are payable under the Note, a monthly servicing fee of $700.

5.31.

Field Examinations. Lender may conduct field examinations of Borrower during regular business hours and at such intervals as Lender may determine, provided that Lender shall provide Borrower at least 48 hours advance notice of each such field examination, which notice need not be in writing.

6.

NEGATIVE COVENANTS

Until the Liabilities are repaid in full:

6.1.

No Change of Name, Merger, Etc. Borrower shall not change its name, dissolve, merge, or consolidate with any other Person.

6.2.

No Sale or Transfer of Assets. Borrower shall not sell, transfer, lease or otherwise dispose of all or any part of the Collateral, or any material part of its other assets, except that Borrower, in the ordinary course of its business, and in the absence of an Event of Default or a contrary direction by Lender pursuant to this Agreement, may collect its accounts, chattel paper and payment intangibles and may sell its inventory in the ordinary course of its business.

6.3.

No Encumbrance of Assets. Borrower shall not mortgage, pledge, grant or permit to exist a Lien upon any of the Collateral or any of its other assets of any kind, now owned or hereafter acquired, except for Liens granted by or otherwise permitted under this Agreement. Lender specifically consents to purchase money Liens granted by Borrower in connection with the acquisition by Borrower of inventory or equipment, provided that such Liens encumber only the specific items of inventory and/or equipment acquired by Borrower with the financing provided by the relevant secured party.

6.4.

No Purchase or Redemption of Securities; No Distributions. Borrower shall not: (a) purchase or redeem any shares of the capital stock of Borrower; (b) declare or pay any dividends on the capital stock of Borrower (other than stock dividends); (c) make any distribution to stockholders; (d) set aside any funds for any such redemption, dividend or distribution; or (e) prepay, purchase, or redeem any indebtedness of Borrower other than the Loan.

6.5.

No Additional Indebtedness. Borrower shall not incur or permit to exist any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except: (a) the Loan; (b) current debt; (c) current accounts payable arising in the ordinary course of business; (d) other indebtedness outstanding on the date of this Agreement or hereafter incurred in connection with Liens permitted by the Loan Documents; (e) the Subordinated Debt; and (f) indebtedness incurred in connection with the acquisition by Borrower of inventory or equipment, which indebtedness may be secured by a purchase money security interest encumbering the inventory and/or equipment acquired with such indebtedness.

6.6.

Compensation. Borrower shall not increase by more than 10% per annum the amount of salary, bonus, or other compensation paid to its officers, management, executive personnel, and other key employees from that amount being paid to such Persons as of the date of this Agreement.

6.7.

ERISA Compliance. Borrower shall not: (a) restate or amend any Plan established and maintained by Borrower or any Commonly Controlled Entity in a manner designed to disqualify such Plan under the applicable requirements of the Code; (b) permit management of Borrower or any Commonly Controlled Entity to affect adversely the qualified tax exempt status of any Plan of Borrower or any Commonly Controlled Entity; (c) engage in or permit any Commonly Controlled Entity to engage in a Prohibited Transaction; (d) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (e) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a Lien on the property of Borrower or any Commonly Controlled Entity pursuant to Section 4068 of ERISA; (f) fail to notify Lender that notice has been received of a termination of any Multiemployer Plan to which Borrower or any Commonly Controlled Entity has an obligation to contribute; (g) incur or permit any Commonly Controlled Entity to incur a complete or partial withdrawal from any Multiemployer Plan to which Borrower or any Commonly Controlled Entity has an obligation to contribute; or (h) fail to notify Lender that notice has been received from the administrator of any Multiemployer Plan to which Borrower or any Commonly Controlled Entity has an obligation to contribute that any such plan will be placed in “reorganization,” as that term is defined in ERISA.

7.

DEFAULT AND REMEDIES

7.1.

Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement and under the other Loan Documents:

a.

Failure to Pay. Borrower fails to pay when due any of the Liabilities.

b.

Failure of Representation or Warranty. Any representation or warranty made by Borrower in this Agreement proves to have been incorrect in any material respect.

c.

Breach of Affirmative Covenant. Borrower fails to perform or observe any of the affirmative covenants set forth in Section 5 of this Agreement.

d.

Violation of Negative Covenant. Borrower violates any of the negative covenants set forth in Section 6 of this Agreement.

e.

Default Under Other Loan Documents. An event of default (as defined therein) occurs under any of the other Loan Documents.

f.

Cross Default. A default occurs with respect to any obligation the principal amount of which is at least $50,000 owed by Borrower or any Obligor to Lender or any other Person.

g.

Judgment. Any judgment of $50,000 or more against Borrower or any Obligor or any attachment or other levy against the property of Borrower or any Obligor with respect to a claim remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of 30 calendar days.

h.

Voluntary Bankruptcy, Etc. Borrower or any Obligor: (i) voluntarily is adjudicated as bankrupt or insolvent, (ii) seeks or consents to the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) files a petition seeking relief under the bankruptcy or similar laws of the United States or any state or any other competent jurisdiction, (iv) makes a general assignment for the benefit of creditors, or (v) admits in writing its inability to pay its debts as they mature.

i.

Involuntary Bankruptcy, Etc. A court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Borrower or such Obligor, a receiver or trustee for Borrower or any Obligor for all or any part of its property or approving a petition filed against it or him seeking relief under the bankruptcy or other similar laws of the United States or any state or other competent jurisdiction, and such order, judgment or decree shall remain in force undischarged or unstayed for a period of 30 calendar days.

j.

Material Adverse Change. Lender determines in good faith that a material adverse change has occurred in the financial condition of Borrower or any Obligor from the financial condition set forth in the most recent financial statement furnished to Lender, or from the financial condition of Borrower, such Obligor most recently disclosed to Lender in any manner.

k.

Transfers. The transfer of assets by Borrower for other than reasonably equivalent value.

l.

Insecurity of Lender. Lender in good faith deems itself to be insecure.

m.

Impairment of Collateral. Any event shall occur which Lender in good faith deems to impair any of the Collateral or any other security for the Loan.

n.

Extraordinary Acts. A change of ownership or a sale, dissolution, merger, consolidation, liquidation or reorganization of Borrower.

o.

Failure of Perfection. Any security interest granted by this Agreement is unperfected due to any action or omission by Borrower in violation of this Agreement.

7.2.

Remedies of Lender. Upon the occurrence of any Event of Default, in addition to all other rights and remedies available to Lender under the Loan Documents and applicable law, Lender shall have the following rights and remedies:

a.

Acceleration. Lender may declare the Note and all other Liabilities to be immediately due and payable.

b.

Sale of Collateral. Lender shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and other applicable laws. Upon demand by Lender, Borrower shall assemble the Collateral and make it available to Lender at a place designated by Lender which is mutually convenient to both parties. Lender or its agents may enter upon Borrower’s premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it, all without judicial process or proceedings. Lender shall have no obligation to clean up or otherwise to prepare the Collateral for sale. Any written notice of the sale, disposition, or other intended action by Lender with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to Borrower at the address of Borrower’s chief executive office specified below, or such other address of Borrower which may from time to time be shown on Lender’s records, at least 10 calendar days prior to such sale, disposition, or other action, shall constitute reasonable notice to

Borrower. Lender, without adversely affecting the commercial reasonableness of any sale of the Collateral, (a) may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and (b) may refuse to give or may disclaim any warranties of title or the like. Any proceeds of sale or other disposition of the Collateral shall be applied by Lender to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by Lender to the payment of the remaining Liabilities, whether or not then due, in such order and manner of application as Lender may from time to time in its sole discretion determine. If the sale or other disposition of the Collateral fails to satisfy fully the Liabilities, Borrower shall remain liable to Lender for any deficiency. If Lender sells any of the Collateral on credit, Borrower shall be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the purchaser. If the purchaser defaults in making payments to Lender, then Lender may resell the Collateral and apply the proceeds of such resale to the Liabilities in accordance with this paragraph.

c.

Set-Off. Lender may set off any amounts in any account or represented by any certificate with Lender in the name of Borrower or in which Borrower has an interest.

d.

Other Remedies. Lender may pursue such other remedies, including actions for specific performance and damages, or any remedies provided for in the Loan Documents or permitted by law, which Lender may deem appropriate, it being specifically understood and agreed that any remedies may be exercised in the alternative or cumulatively in the sole discretion of Lender.

e.

Liquidation Costs. Borrower shall reimburse and pay to Lender upon demand all Liquidation Costs, including without limitation attorneys’ fees and expenses, advanced, incurred by, or on behalf of Lender in collecting and enforcing the Liabilities and the Loan Documents. All Liquidation Costs shall bear interest payable by Borrower to Lender upon demand from the date advanced or incurred until paid in full at a per annum rate of interest equal the default rate of interest described in the Note.

f.

No Waiver, Etc. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under the Note or under any of the other Loan Documents, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement, the Note, or any of the other Loan Documents, or to declare an Event of Default for failure to effect such prompt payment of any such other amount.

8.

MISCELLANEOUS

8.1.

Notices. All notices, demands, requests and other communications required under this Agreement shall be in writing and shall be deemed to have been properly given if sent by hand delivery, Federal Express (or similar overnight courier service), or by United States certified mail (return receipt requested), postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:

If to Lender:

American Bank

12211 Plum Orchard Drive, Suite 300

Silver Spring, Maryland 20904

Attention: Dennis N. Argerson

Chief Lending Officer

If to Borrower:

Tactical Solution Partners, Inc.

International Trade Center

2408 Peppermill Drive, Suite I

Glen Burnie, Maryland 21061

Attention: Charley Wall

Chief Financial Officer

Notice shall be deemed given as of the date of hand delivery, as of the date specified for delivery if by overnight courier service or as of 2 days after the date of mailing, as the case may be.

8.2.

Liability of Lender. Lender, by the acceptance and performance of this Agreement, does not assume any liability, and Borrower hereby releases Lender and Lender’s agents, employees and attorneys from any such liability, and no claim shall be made by Borrower upon Lender or such employees or agents for or on account of any matter or thing in excess of the balance of the Loan proceeds not yet advanced to Borrower.

8.3.

Survival of Agreements. All agreements, covenants, representations, and warranties of Borrower made in this Agreement shall survive the making of the advances under this Agreement.

8.4.

Successors. This Agreement shall be binding upon and inure to the benefit of Borrower, its heirs, personal representatives, successors, and those assigns approved in writing by Lender, and upon and to Lender, its successors and assigns.

8.5.

Applicable Law. This Agreement is made, executed, and delivered in the State of Maryland, and Maryland law (but excluding Maryland principles of conflicts of laws) shall govern its interpretation, performance, and enforcement.

8.6.

Assignment Not Effective. Any attempted assignment or transfer of Borrower’s rights under this Agreement without the prior written consent of Lender shall be void.

8.7.

Obligations of Borrower. Borrower’s obligations and representations under this Agreement shall be in addition to all obligations, covenants, and representations made by or on behalf of Borrower in all other documents delivered in connection with the Loan and the transactions contemplated hereby.

8.8.

No Oral Modification. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement set forth in this Agreement may be changed, waived, discharged, or terminated orally but only by an instrument in writing by the party against whom such change, waiver, discharge, or termination is sought.

8.9.

Integration. This Agreement and the Loan Documents constitute the entire agreement between Lender and Borrower regarding the Loan, and shall completely and fully supersede all other prior agreements, both written and oral, between Borrower and Lender regarding their respective rights, obligations, and responsibilities relating to the Loan.

8.10.

Severability. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

8.11.

Time. Time is of the essence of all of Borrower’s obligations under this Agreement.

9.

CONSENTS AND WAIVERS

9.1.

Participations; Release of Information. The Loan, the Liabilities, this Agreement and the other Loan Documents may be placed, assigned, serviced or participated out (either in whole or in part) by Lender, its successors and assigns. Borrower grants Lender its unlimited and unconditional consent to the disclosure and dissemination of financial records, including without limitation loan application and account information, statements of deposit and share accounts, negotiable instruments, individual, corporate and partnership financial statements, credit references and histories, property appraisals, surveys, pro forma assumptions, profit and loss statements, resumes, accounting reports, balance sheets, and other financial information provided to Lender by or on behalf of Borrower, for such purposes.

Borrower further releases, acquits and forever discharges Lender and its agents from all liability, claims, actions, or causes of action under the Maryland Confidential Financial Records Act, Section 1-301 et seq., Financial Institutions Article, Annotated Code of Maryland, or any other applicable federal or state statute or common law for disclosure of confidential financial records made in accordance with this Section.

9.2.

Consent to Jurisdiction. Borrower consents to the nonexclusive jurisdiction of any and all state and federal courts in the State of Maryland with jurisdiction over Borrower and Borrower’s assets. Borrower agrees that such assets shall be used first to satisfy all claims of creditors organized or domiciled in the United States of America, and that no assets of Borrower in the United States of America shall be considered part of any foreign bankruptcy estate. Borrower agrees that any controversy arising under or in relation to the Note, this Agreement or any of the other Loan Documents shall be litigated exclusively in the State of Maryland. The state and federal courts and authorities with jurisdiction in the State of Maryland shall have nonexclusive jurisdiction over all controversies which may arise under or in relation to the Note and any security for the debt evidenced by the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement or compliance with the Note, this Agreement or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, this Agreement or any other Loan Document, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

9.3.

Jury Trial Waiver. Borrower and Lender hereby waive trial by jury in any action or proceeding to which Borrower or Lender may be parties, arising out of or in any way pertaining to this Agreement or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by Borrower, and Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Borrower further represents that it has been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed under seal as of the date first above written.

WITNESS/ATTEST:	BORROWER:

TACTICAL SOLUTION PARTNERS, INC.
A Delaware Corporation

/s/ Fawn Bennett	By:	/s/ C. Brechin	(SEAL)
Name: C.B. Brechin
Title: Vice President and Treasurer

LENDER:

AMERICAN BANK

/s/ Fawn Bennett	By:	/s/ Dennis N. Argerson	(SEAL)
Dennis N. Argerson
Chief Lending Officer

EXHIBIT A

Definitions

Accumulated Funding Deficiency means an “accumulated funding deficiency” as defined in Section 302 of ERISA or Section 412(a) of the Code.

Agreement means this Loan and Security Agreement, including all schedules and exhibits hereto, as it may be amended, restated, extended, consolidated or increased from time to time.

Blocked Persons List means any list of known or suspected terrorists published by any United States government agency, including, without limitation, (i) the annex to Executive Order 13224 issued on September 23, 2001 by the President of the United States and (ii) the Specially Designated Nationals List published by the United States Office of Foreign Assets Control.

Borrower means Tactical Solution Partners, Inc., a Delaware corporation.

Code means the Internal Revenue Code of 1986, as amended, and the income tax regulations now or hereafter issued thereunder.

Collateral means all of the following property of Borrower:

(a)

All of Borrower’s inventory both now owned and hereafter acquired, wherever located, and as the same may now and hereafter from time to time be constituted.

(b)

All of Borrower’s (i) accounts (including without limitation all health-care-insurance receivables) and (ii) notes, notes receivable, drafts, acceptances, and other instruments and documents, both now owned and hereafter acquired, together with all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to an account, instrument or document.

(c)

All of Borrower’s general intangibles (including, without limitation, all payment intangibles, things in action, contractual rights, goodwill, literary rights, rights to performance, copyrights, trademarks, patents and software), both now owned and hereafter acquired.

(d)

All of Borrower’s chattel paper (including both electronic chattel paper and tangible chattel paper) both now owned and hereafter existing, acquired, or created, together with (i) all moneys due and to become due thereunder, (ii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper, and (iii) all property and goods both now owned and hereafter acquired by Borrower which are sold, leased, secured, are the subject of, or otherwise covered by, Borrower’s chattel paper, and all rights incident to such property and goods.

(e)

All of Borrower’s equipment and fixtures, both now owned and hereafter acquired, together with (i) all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto or used in connection therewith, and (ii) all replacements thereof and substitutions therefor.

(f)

All of Borrower’s as-extracted collateral;

(g)

All of Borrower’s commodity accounts, commodity contracts, financial assets, securities (whether certificated or uncertificated), securities entitlements, securities accounts and other investment property, both now owned and hereafter acquired.

(h)

All of Borrower’s deposit accounts, both now owned and hereafter acquired.

(i)

All of Borrower’s letter-of-credit rights, both now owned and hereafter acquired.

(j)

All cash and non-cash proceeds (including insurance proceeds) and products of any of the foregoing.

Collateral Account has the meaning ascribed to it in Section 5.23 of this Agreement.

Commonly Controlled Entity means any subsidiary or any other trade or business (whether or not incorporated) which is under “common control” (as defined in the Code) with Borrower or any of its subsidiaries.

Controlling Interest means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

Eligible Receivables has the meaning ascribed to it in Section 2.1 of this Agreement.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Event of Default means any of those events described in Section 7.1 of this Agreement.

Expense Payment has the meaning ascribed to it in Section 5.26 of this Agreement.

Hazardous Substance means: (a) any chemical, solid, liquid, gas, or other substance having the characteristics identified in, listed under, or designated pursuant to (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.A. §9601(14), as a “hazardous substance,” (ii) the Clean Water Act, 33 U.S.C.A. §1321(b)(2)(A), as a “hazardous substance,” (iii) the Clean Water Act, 33 U.S.C.A. §§1317(a) and 1362(13), as a “toxic pollutant,” (iv) Table 1 of Committee Print Numbered 95-30 of the Committee on Public Works And Transportation of the United States House of Representatives as a “toxic pollutant,” (v) the Clean Air Act, 42 U.S.C.A. §7412(a)(1), as a “hazardous air pollutant,” (vi) the Toxic Substances Control Act, 15 U.S.C.A. §2606(f), as an “imminently hazardous chemical substance or mixture,” (vii) the Resource, Conservation and Recovery Act, 42 U.S.C.A. §§6903(5) and 6921, as a “hazardous waste,” or (viii) any other law as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation; (b) petroleum, crude oil, gasoline, natural gas, liquefied natural gas, synthetic fuel, or other petroleum, oil, or gas based product; (c) any nuclear, radioactive, or atomic substance, mixture, waste, compound, material, element, product, or matter; or (d) any other substance, mixture, waste, compound, material, element, product or matter that presents an imminent and substantial danger to the public health or welfare or to the environment upon its spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, or dumping.

Items of Payment means all checks, drafts, cash, and other remittances in payment or on account of payment for or of inventory, accounts, chattel paper or payment intangibles, and the cash proceeds of any returned goods, the sale or lease of which gave rise to an account or chattel paper.

Lender means American Bank.

Liabilities means the obligations of Borrower to pay (a) the unpaid principal amount of the Note, plus all accrued and unpaid interest thereon, (b) all unpaid Expense Payments, (c) all unpaid Liquidation Costs, and (d) all other charges, interest, and expenses chargeable by Lender to Borrower under this Agreement and the other Loan Documents.

Lien means any mortgage, deed of trust, pledge, security interest, assignment, encumbrance, lien, or charge of any kind, including without limitation any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

Liquidation Costs means all expenses, charges, costs, and fees (including without limitation attorneys’ fees and expenses) of any nature whatsoever paid or incurred by or on behalf of Lender in connection with: (a) the collection or enforcement of any of the Liabilities; and (b) the collection or enforcement of any of the Loan Documents.

Loan means the loan in the maximum principal amount of $1,500,000 made by Lender to Borrower pursuant to the terms and conditions of this Agreement.

Loan Documents means collectively the Note, this Agreement, and all other instruments, documents, and agreements now or hereafter evidencing, securing, guaranteeing, indemnifying, or given by Borrower or any third party in connection with the Loan or any of the other Liabilities, as such documents may be amended, restated, extended, spread, consolidated or increased from time to time.

Maximum Advance Amount has the meaning ascribed to it in Section 2.1 of this Agreement..

Multiemployer Plan means a multiemployer plan, as defined in ERISA, to which Borrower or any Commonly Controlled Entity, as appropriate, has or had an obligation to contribute.

Note means the Promissory Note of even date herewith in the original principal amount of $1,500,000 made by Borrower to the order of Lender, as it may be amended, restated, extended, consolidated or increased from time to time.

Obligor means any Person other than Borrower who may at any time now or hereafter be primarily or secondarily liable for any or all of the Liabilities or who has granted any security for any of the Liabilities, including without limitation any other maker, endorser, surety, or guarantor of all or a portion of the Liabilities or any Person who is now or hereafter a party to any of the Loan Documents.

Person means an individual, an estate, a trust, a corporation, a partnership, a limited liability company, a government or governmental agency or instrumentality and any other legal entity.

Plan means any pension, profit sharing, savings, stock bonus, or other deferred compensation plan which is subject to the requirements of ERISA, together with any related trusts.

Prohibited Transaction means a “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Code.

Receivable has the meaning ascribed to it in Section 2.1 of this Agreement.

Reportable Event means a “reportable event” as defined by Title IV of ERISA.

Subordinated Debt means loans from shareholders to Borrower that are subordinated to repayment of the Liabilities upon terms satisfactory to Lender in all respects.

Subsidiary means any corporation, partnership, limited liability company, association, or other business entity (a) in which a Controlling Interest is owned or controlled by Borrower, or (b) a majority (by number of votes) of the outstanding shares of any class or classes of which shall at the time be owned or controlled by Borrower, if the holders of the shares of such class or classes (i) are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) of the issuer thereof, even though the right to vote has been suspended by the happening of such a contingency, or (ii) are at the time entitled, as such holders, to elect a majority of the directors (or Persons performing similar functions) of the issuer thereof, whether or not the right to vote exists by reason of the happening of a contingency.

Taxes means all taxes and assessments, whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed, or imposed on Borrower or any of Borrower’s properties or assets or income or any part thereof or in respect of any of Borrower’s franchises, businesses, income or profits, and all claims for sums which by law have or might become a lien or charge upon any of Borrower’s properties or assets or any part thereof.

Trigger Date has the meaning ascribed to it in Section 2.1 of this Agreement.

EXHIBIT B

Borrower’s correct legal name:

Tactical Solution Partners, Inc.

Other legal names and trade names used by

Borrower during the previous 5 years:

American Financial Holdings, Inc.

Pelican Mobile Computers, Inc.

Borrower’s state of formation:

Delaware

Borrower’s federal tax identification number:

20-4086662

Borrower’s state of formation organizational ID/file no.:

3838993

Address of Borrower’s chief executive office:

2408 Peppermill Drive, Suite I

Glen Burnie, Maryland 21061

Addresses of all other places of business of Borrower:

________________________

________________________

________________________